EXHIBIT 10.15

                  SECOND AMENDMENT AND RESTATED PROMISSORY NOTE

Maximum Principal Amount                                Columbia, South Carolina
$125,000.00                                                      August 14, 2001

     FOR VALUE RECEIVED, INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC., a South Carolina corporation (hereinafter referred to as the "Debtor," which term includes any successor or assignee), with its principal office located at 115 Atrium Way, Suite 228, Columbia, South Carolina 29223 (the "Debtor Office"), promises to pay, in lawful money of the United States of America, to the order of the Holder as identified on the signature page hereof (hereinafter referred to as the "Holder", which term includes any heir, successor or assignee), the principal sum of up to ONE HUNDRED TWENTY-FIVE THOUSAND AND NO/100THS ($125,000.00) Dollars, or so much thereof as may be advanced by the Holder from time to time hereunder and remains outstanding, together with simple interest thereon at the rate determined as hereinafter set forth until the entire principal balance is paid in full. Payment of the principal of and interest on this Promissory Note (this "Note") shall be made at the offices of the Holder at Holder's address as set forth on the signature page hereof, or at such other place as specified in writing by the Holder. This Note supercedes and replaces, for all purposes, the promissory note of Debtor to Holder dated the date hereof in the maximum principal amount of $125,000 and the amended and restated promissory note of Debtor to Holder dated effective the date hereof, the originals of which superceded notes Holder has tendered to Debtor as a condition to Debtor's obligations hereunder, which superceded notes are hereby deemed by Debtor and Holder to be void and of no further legal effect.

     All advances of principal by the Holder hereunder, and all payments of principal and interest received by the Holder on this Note shall be recorded by the Debtor on the schedule attached hereto as Schedule A, and any continuation thereof. Such schedule shall be presumed to be accurate and complete absent manifest error.

     The entire principal balance outstanding under this Note, together with all accrued and unpaid interest, shall be due and payable, without the requirement of notice to the Debtor from the Holder unless otherwise expressly set forth herein, immediately upon the earlier to occur of (a) March 15, 2002, and (b) an Event of Default (as defined herein).

     The interest rate on the outstanding principal balance hereunder shall be a simple fixed rate per annum equal to ten (10%) percent. Interest shall be computed on the basis of a 365-day year and actual number of days elapsed. All payments received by the Holder hereunder will be applied first to interest due and next to principal. If any payment on this Note shall become due and payable on a Saturday, Sunday or other day on which commercial banks in Columbia, South Carolina are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day. The Debtor reserves the right to prepay this Note in whole or in part at any time without fee or penalty; provided, however, that any partial payment shall be applied first to accrued interest and then to the reduction of the principal.

     This Note is secured by all security agreements, collateral assignments, deeds of trust, mortgages, and lien instruments executed by the Debtor in favor of the Holder or executed by any other party as security for this Note, including those executed simultaneously herewith, those heretofore executed and those hereafter executed. The Debtor hereby grants to the Holder as security for this Note a lien upon all of the assets and rights of the Debtor, whether now owned or hereafter acquired and wherever located, including without limitation,
(i) all accounts (as defined in the South Carolina Uniform Commercial Code (the "UCC")) of the Debtor (the "Accounts"); (ii) all furniture, fixtures, machinery, apparatus and equipment, of the Debtor (collectively the "FF&E"); (iii) all inventory (as defined in the UCC) of the Debtor (the "Inventory"); (iv) all personalty, goods, files, documents, correspondence, contracts, instruments and intangibles of the Debtor; (v) all proprietary and intellectual property and rights therein of the Debtor, including patents, copyrights, licenses, trademarks, trade names and service marks, as well as all source and object codes, routines and sub-routines, software and all computer programs, tapes, discs, flow charts or similar or related media of the Debtor, including any of such media which contain information identifying or pertaining to any of the FF&E, Accounts, and Inventory or which are otherwise necessary or helpful in the realization thereon or the collection thereof; and (vi) all proceeds of any of the foregoing, whether tangible or intangible.

     If an Event of Default (as defined herein) shall have occurred and be continuing, the entire amount of this Note, plus all accrued and unpaid interest, shall be due and payable immediately at the election of the Holder, and the lien given to secure the payment of this Note as set forth above or in any security agreement contemplated by this Note may be foreclosed, at the election of the Holder. It is further agreed that the acceptance after maturity of any payment or payments shall not constitute a waiver of the right of the Holder to demand payment in full of any unpaid balance. The Holder may exercise this option to accelerate upon and following any Event of Default regardless of any prior forbearance. If suit is brought to collect this Note, the Holder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorney's fees.

     "Event of Default" means: (i) a default in the payment of any amount due hereunder by the due date thereof; (ii) a default or breach by the Debtor of any obligation of the Debtor hereunder (other than the obligation of the Debtor to pay any amount due hereunder by the due date thereof) which remains uncured for ten (10) days following notice thereof to the Debtor; (iii) a default or breach by the Debtor of any security agreement, collateral assignment, deed of trust, mortgage, or lien instrument executed by the Debtor in favor of the Holder or executed by any other party as security for this Note; (iv) the voluntary commencement by the Debtor or the involuntary commencement by any party against the Debtor of any proceeding under any bankruptcy, reorganization, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or subsequently in effect, or the Debtor petitions or applies for, acquiesces in, or consents to, the appointment of any receiver or trustee of the Debtor or for all or substantially all of its assets, or the Debtor makes an assignment for the benefit of its creditors or admits in writing its inability to pay its debts as they mature; or (v) the failure by the Debtor to operate the existing business of the Debtor (the "Business") for any ten (10) business days within any thirty-day period. Interest on any unpaid principal under this Note following an Event of Default shall accrue at an annual rate of eighteen (18%) percent until such default is waived, cured or the amounts due under this Note are otherwise paid in full to the Holder.

     Anything to the contrary contained in this Note notwithstanding, any interest, principal or other sum due and payable under this Note which is not received by the due date may at the option of the Holder (without notice of any kind) be added to the principal amount of this Note and shall bear interest after the due date in the manner as set forth herein until paid in full.

     The obligations of the Debtor to make the payments required to be made hereunder shall be absolute and unconditional, and shall not be subject to diminution by set-off, counterclaim, abatement or otherwise (except in connection with a judicial proceeding involving a claim asserted by the Holder under this Note wherein the failure by the Debtor to raise as a defense any such set-off, counterclaim or abatement would, pursuant to applicable law, operate as a permanent bar to the Debtor asserting in a separate judicial proceeding a claim against the Holder based upon such set-off, counterclaim or abatement). The acceptance of any payment after such payment has become due and payable with respect to this Note shall not constitute a waiver of the right of the Holder to demand the payment in full of any unpaid balance. No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single exercise of any right or remedy shall preclude the Holder from the exercise of any other or further rights or remedies.

     The Debtor expressly waives demand, presentment, protest and notice of non-payment or dishonor and all other notices or demands whatsoever (except for notices or demands expressly provided hereinabove), and the Debtor agrees to remain bound hereby until all amounts due hereunder are paid in full, notwithstanding any extension of time for payment which may be granted, even though the period of extension be indefinite. At the sole and exclusive discretion of the Holder, upon notice to the Debtor by the Holder, any amounts due and payable to the Holder hereunder may be made to the Holder by the issuance by the Debtor to the Holder (or the Holder's designee) of shares of the common stock of the Debtor, at the rate of one share of common stock for each $1.00 of outstanding principal and accrued and unpaid interest due and owing to the Holder at the time of Holder's election made in writing to the Debtor. Notwithstanding the foregoing, this instrument shall at all times constitute a debt instrument of the Debtor and shall not be deemed to constitute a security or other equity interest in the Debtor.

     This Note shall be governed by the laws of the State of South Carolina. Jurisdiction and venue for the enforcement of this Note shall be exclusively in the courts located in the County of Richland, State of South Carolina. Any notice, demand or other communication shall be effective upon the first to occur of the following: (i) upon receipt by the Debtor; or (ii) three (3) business days after being duly deposited in the United States mail, registered or certified, return receipt requested, and addressed to the Debtor at the Debtor Office. The invalidity, illegality or unenforceability of any provision of this Note shall not render invalid, illegal or unenforceable any other provision hereof.

     IN WITNESS WHEREOF, this Note has been duly executed and delivered by a duly authorized officer of the Debtor to be effective as of the date first above written.


 HOLDER:  /s/ KIRKMAN FINLAY III
          ----------------------
          Kirkman Finlay


          2915 Kershaw Street, Columbia, SC 29205
          (Street Address, City, State and ZIP Code of Holder)



          __________________________________________________
          (Holder's Social Security No. or Federal Taxpayer Identification No.)



DEBTOR:   INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.   (SEAL)


          By: /s/ WILLIAM S. MCMASTER
              ------------------------
              William S. McMaster
              Chief Financial Officer


                                                         Schedule A
                                                             to
                                        Second Amendment and Restated Promissory Note
   ------------- --------------------- --------------------- ------------------- -------------------------------------
   Date          Principal Amount      Principal             Interest Payment
                                       Repayment                                 Signature*
   ------------- --------------------- --------------------- ------------------- -------------------------------------
   08/14/01               $125,000.00           N/A                  N/A         /s/ WILLIAM S. MCMASTER
   ------------- --------------------- --------------------- ------------------- -------------------------------------


* - Signature of authorized representative of the Debtor.